UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
 (Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): May 24, 2010 (February 10, 2010)

CHINA TMK BATTERY SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Sanjun Industrial Park
No. 2 Huawang Rd., Dalang Street
Bao'an District, Shenzhen 518109
People's Republic of China
 (Address of principal executive offices)

(86) 755 28109908
(Registrant's telephone number, including area code)

_________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On February 12, 2010, China TMK Battery Systems, Inc. (the "Company") announced the consummation of a share exchange transaction (the "Share Exchange") with Leading Asia Pacific Investment Limited, or "Leading Asia," a BVI company, and its direct and indirect subsidiaries, Good Wealth Capital Investment Limited, a Hong Kong company, and Shenzhen TMK Power Industries Ltd., a PRC limited company, on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the "SEC") on February 12, 2010 (the "Original Filing"). The Company also reported that, in connection with the Share Exchange, the Company had adopted Leading Asia’s fiscal year end of December 31, with Leading Asia as the accounting acquirer. On May 12, 2010, the Company amended the Original Filing in Amendment No. 1 to a Current Report on Form 8-K, to provide the information required for Leading Asia, the accounting acquirer, including its audited financial statements for the fiscal year ended December 31, 2009, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual (the "Amendment").

The Company is filing this Current Report on Form 8-K/A (the "Form 8-K/A") to amend the Amendment in order to correct certain typographical errors in the Consolidated Statements of Cash Flow filed with the Financial Statements of Leading Asia included at Exhibit 99.2 to the Amendment, and to make corresponding changes in the Form 10-K Disclosure filed as Exhibit 99.1 thereto.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the date of the Original Filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

  Audited Consolidated Financial Statements of Leading Asia Pacific Investment Limited for the years ended December 31, 2009 and 2008 and for the years then ended are included herewith as Exhibit 99.2. The Company previously filed in a Current Report on Form 8-K that was filed with the SEC on February 12, 2010, financial statements of Leading Asia Pacific Investment Limited which included: (i) Audited consolidated financial statements of Leading Asia Pacific Investment Limited at December 31, 2008 and for the period from inception (July 8, 2008) to December 31, 2008 and unaudited consolidated financial statements of Leading Asia Pacific Investment Limited at September 30, 2009 and for the nine months ended September 30, 2009; and (ii) Audited financial statements of Shenzhen TMK Power Industries Ltd. for at December 31, 2008 and 2007 and for years ended December 31, 2008, 2007 and 2006, and unaudited financial statements of Shenzhen TMK Power Industries Ltd. at September 30, 2009 and 2008 and for the nine months ended September 30, 2009 and 2008, and in which the Company also reported a change in its year end from September 30 to December 31. The Company is filing the attached Financial Statements in accordance with paragraph 12240.4 of the Financial Reporting Manual which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer.

(b)	Pro Forma Financial Information

Pro Forma Financial Information giving effect to the acquisition of Leading Asia and its subsidiaries is included herewith as Exhibit 99.3.
(c)	Exhibits

The following documents are filed as part of this report or incorporated by reference:

Exhibit No.	Description

2.1

Share Exchange Agreement, dated February 10, 2010, among the Company, Leading Asia Pacific Investment Limited and Unitech International Investment Holdings Limited [incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

3.1	Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

3.2	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 11, 2008]

3.3	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.3 to the Company's Current Report on Form 8-K filed on February 12, 2010]

3.4	Bylaws of the Company, adopted on June 27, 2006 [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

4.1	Form of Warrant to purchase Common Stock, dated as of February 10, 2010 [incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

4.2

Form of Registration Rights Agreement, dated as of February 10, 2010, by and among the Company and certain investors [incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed on February 12, 2010]

4.3	Form of 9% Promissory Note of the Company [incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.1

Cancellation Agreement, dated February 10, 2010, between the Company and United Fertilisers (UK) Ltd. [incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.2

Form of Subscription Agreement, dated February 10, 2010, by and among the Company and certain investors [incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.3

Form of Make Good Escrow Agreement, dated February 10, 2010, by and among the Company, Unitech International Investment Holdings Limited, Henian Wu, Westminster, a division of Hudson Securities, Inc., Escrow, LLC and certain investors. [incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.4	Form of Lock-Up Agreement, dated February 10, 2010 [incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.5

Form of Securities Purchase Agreement, dated September 8, 2008, by and between the Company and United Fertilisers (UK) Limited [incorporated by reference to Exhibit 4.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009]

10.6

Mineral Claim Purchase Agreement, dated October 10, 2006, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006]

10.7

Amendment to Mineral Claim Purchase Agreement, dated November 5, 2008, by and between the Company and ASK Prospecting and Guiding Inc. [incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009]

10.8

Termination and Release of Mineral Claim Purchase Agreement, dated February 10, 2010, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.9

Note Cancellation and General Release, dated January 29, 2010, by and between the Company and United Fertilisers (UK) Limited [incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.10	Equity Transfer Agreement, dated September 25, 2008, by and between Good Wealth Capital Investment Limited, Henian Wu, Zongfu Wang and Junbiao Huang, as supplemented on January 16, 2010 (English Translation) [incorporated by reference to Exhibit 10.10 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.11	Form of Shenzhen TMK Power Industries Ltd. Standard Procurement Contract (English Translation) [incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.12	Form of Shenzhen TMK Power Industries Ltd. Standard Customer Contract (English Translation) [incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.13	Loan Agreement, dated December 16, 2009, between Shenzhen TMK Power Industries Ltd. and DBS Bank (China) Limited Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.14	Loan Agreement, dated September 2, 2009, between Shenzhen TMK Power Industries Ltd. and Ningbo Bank Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.15	Loan Agreement, dated December 30, 2008, between Shenzhen TMK Power Industries Ltd. and China Construction Bank Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.16	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Henian Wu (English Translation) [incorporated by reference to Exhibit 10.16 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.17	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Xiangjun Liu (English Translation) [incorporated by reference to Exhibit 10.17 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.18	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Zongfu Wang (English Translation) [incorporated by reference to Exhibit 10.18 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.19	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Xiaodong Xiao (English Translation) [incorporated by reference to Exhibit 10.19 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.20	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Jinfeng Huang (English Translation) [incorporated by reference to Exhibit 10.20 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.21	Form of Shenzhen TMK Power Industries Ltd. Employment Agreement (English Translation) [incorporated by reference to Exhibit 10.21 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.22	Form of Shenzhen TMK Power Industries Ltd. Confidentiality Agreement (English Translation) [incorporated by reference to Exhibit 10.22 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.23	Lease Agreement, dated December 16, 2008, between Shenzhen TMK Power Industries Ltd. and Shenzhen Yijiayang Industrial Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.23 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.24	Loan Agreement, dated August 5, 2009, between Borou and Bank of China Shenzhen Branch [incorporated by reference to Exhibit 10.24 to the Company's Current Report on Form 8-K filed on May 12, 2010]

10.25	Loan Agreement, dated September 2, 2009, between Borou and Ningbo Bank Shenzhen Branch [incorporated by reference to Exhibit 10.25 to the Company's Current Report on Form 8-K filed on May 12, 2010]

10.26	Loan Agreement, dated June 18, 2008, between TMK and Ningbo Bank Shenzhen Branch [incorporated by reference to Exhibit 10.26 to the Company's Current Report on Form 8-K filed on May 12, 2010]

14.1	Code of Ethics [incorporated by reference to Exhibit 14.1 to the Company's Annual Report on Form 10-K filed on December 27, 2007]

21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company's Current Report on Form 8-K filed on February 12, 2010]

99.1	Form 10-K Disclosure for Fiscal Year 2009

99.2	Audited Financial Statements of Leading Asia Pacific Investment Limited for the years ended December 31, 2009 and 2008

99.3	Proforma Financial Information

_______________________

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2010

CHINA TMK BATTERY SYSTEMS INC.

/s/ Xiangjun Liu
Xiangjun Liu
Chief Executive Officer
(Principal Executive Officer)

/s/ Jin Hu
Jin Hu
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1

Share Exchange Agreement, dated February 10, 2010, among the Company, Leading Asia Pacific Investment Limited and Unitech International Investment Holdings Limited [incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

3.1	Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

3.2	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 11, 2008]

3.3	Amendment to Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.3 to the Company's Current Report on Form 8-K filed on February 12, 2010]

3.4	Bylaws of the Company, adopted on June 27, 2006 [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006].

4.1	Form of Warrant to purchase Common Stock, dated as of February 10, 2010 [incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

4.2

Form of Registration Rights Agreement, dated as of February 10, 2010, by and among the Company and certain investors [incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed on February 12, 2010]

4.3	Form of 9% Promissory Note of the Company [incorporated by reference to Exhibit 4.1 to the Company's Annual Report on Form 10-K filed on December 24, 2009].

10.1

Cancellation Agreement, dated February 10, 2010, between the Company and United Fertilisers (UK) Ltd. [incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.2

Form of Subscription Agreement, dated February 10, 2010, by and among the Company and certain investors [incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.3

Form of Make Good Escrow Agreement, dated February 10, 2010, by and among the Company, Unitech International Investment Holdings Limited, Henian Wu, Westminster, a division of Hudson Securities, Inc., Escrow, LLC and certain investors. [incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.4	Form of Lock-Up Agreement, dated February 10, 2010 [incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.5

Form of Securities Purchase Agreement, dated September 8, 2008, by and between the Company and United Fertilisers (UK) Limited [incorporated by reference to Exhibit 4.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009]

10.6

Mineral Claim Purchase Agreement, dated October 10, 2006, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2 (SEC File No. 333-139660) filed on December 26, 2006]

10.7

Amendment to Mineral Claim Purchase Agreement, dated November 5, 2008, by and between the Company and ASK Prospecting and Guiding Inc. [incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K filed on December 24, 2009]

10.8

Termination and Release of Mineral Claim Purchase Agreement, dated February 10, 2010, by and between the Company and AKS Prospecting and Guiding Inc. [incorporated by reference to Exhibit 10.8 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.9

Note Cancellation and General Release, dated January 29, 2010, by and between the Company and United Fertilisers (UK) Limited [incorporated by reference to Exhibit 10.9 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.10	Equity Transfer Agreement, dated September 25, 2008, by and between Good Wealth Capital Investment Limited, Henian Wu, Zongfu Wang and Junbiao Huang, as supplemented on January 16, 2010 (English Translation) [incorporated by reference to Exhibit 10.10 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.11	Form of Shenzhen TMK Power Industries Ltd. Standard Procurement Contract (English Translation) [incorporated by reference to Exhibit 10.11 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.12	Form of Shenzhen TMK Power Industries Ltd. Standard Customer Contract (English Translation) [incorporated by reference to Exhibit 10.12 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.13	Loan Agreement, dated December 16, 2009, between Shenzhen TMK Power Industries Ltd. and DBS Bank (China) Limited Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.13 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.14	Loan Agreement, dated September 2, 2009, between Shenzhen TMK Power Industries Ltd. and Ningbo Bank Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.14 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.15	Loan Agreement, dated December 30, 2008, between Shenzhen TMK Power Industries Ltd. and China Construction Bank Shenzhen Branch (English Translation) [incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.16	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Henian Wu (English Translation) [incorporated by reference to Exhibit 10.16 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.17	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Xiangjun Liu (English Translation) [incorporated by reference to Exhibit 10.17 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.18	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Zongfu Wang (English Translation) [incorporated by reference to Exhibit 10.18 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.19	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Xiaodong Xiao (English Translation) [incorporated by reference to Exhibit 10.19 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.20	Employment Agreement between Shenzhen TMK Power Industries Ltd. and Jinfeng Huang (English Translation) [incorporated by reference to Exhibit 10.20 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.21	Form of Shenzhen TMK Power Industries Ltd. Employment Agreement (English Translation) [incorporated by reference to Exhibit 10.21 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.22	Form of Shenzhen TMK Power Industries Ltd. Confidentiality Agreement (English Translation) [incorporated by reference to Exhibit 10.22 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.23	Lease Agreement, dated December 16, 2008, between Shenzhen TMK Power Industries Ltd. and Shenzhen Yijiayang Industrial Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.23 to the Company's Current Report on Form 8-K filed on February 12, 2010]

10.24	Loan Agreement, dated August 5, 2009, between Borou and Bank of China Shenzhen Branch [incorporated by reference to Exhibit 10.24 to the Company's Current Report on Form 8-K filed on May 12, 2010]

10.25	Loan Agreement, dated September 2, 2009, between Borou and Ningbo Bank Shenzhen Branch [incorporated by reference to Exhibit 10.25 to the Company's Current Report on Form 8-K filed on May 12, 2010]

10.26	Loan Agreement, dated June 18, 2008, between TMK and Ningbo Bank Shenzhen Branch [incorporated by reference to Exhibit 10.26 to the Company's Current Report on Form 8-K filed on May 12, 2010]

14.1	Code of Ethics [incorporated by reference to Exhibit 14.1 to the Company's Annual Report on Form 10-K filed on December 27, 2007]

21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company's Current Report on Form 8-K filed on February 12, 2010]

99.1	Form 10-K Disclosure for Fiscal Year 2009

99.2	Audited Financial Statements of Leading Asia Pacific Investment Limited for the years ended December 31, 2009 and 2008

99.3	Proforma Financial Information

_______________________

* Filed herewith